UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 31, 2021

Commission File Number: 001-36568

HEALTHEQUITY, INC.

Delaware	7389	52-2383166
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

15 West Scenic Pointe Drive

Suite 100

Draper, Utah 84020

(801) 727-1000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HQY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with (1) the completion of the transactions contemplated by that certain Amended and Restated Asset and Unit Purchase Agreement (the “Viking Purchase Agreement”), dated as of September 7, 2021, by and among HealthEquity, Inc., a Delaware corporation (“HealthEquity”), Viking Acquisition Corp., a Delaware corporation and wholly owned subsidiary of HealthEquity (“Viking”), MII Life Insurance, Incorporated d/b/a Further, a Minnesota corporation (“MII Life”), and Aware Integrated, Inc., a Minnesota nonprofit corporation (“Aware” and, together with MII Life, “Viking Sellers”) and (2) an amendment to that certain Stock Purchase Agreement (the “Luum Purchase Agreement”), dated as of March 8, 2021, by and among HealthEquity, the holders of 100% of the outstanding capital stock (collectively, the “Luum Sellers”) of Fort Effect Corp. d/b/a Luum, a Washington corporation (“Luum”), and Evan McCordick, solely in his capacity as representative of the Luum Sellers (the “Sellers’ Representative”).

Item 1.01	Entry into a Material Definitive Agreement.

For purposes of Item 1.01 and Item 2.04, Capitalized terms used and not defined shall have the meanings set forth in the Luum Purchase Agreement.

As disclosed previously, on March 8, 2021 (the “Closing Date”), HealthEquity entered into and completed certain transactions contemplated by the Luum Purchase Agreement.

Pursuant to the Luum Purchase Agreement, among other things, HealthEquity is required to pay up to $20 million in contingent payments payable during the two-year period following the Closing Date based upon certain revenue achievements attributable to Luum set forth in the Luum Purchase Agreement (the “Earn-Out Amount”).

On October 31, 2021, HealthEquity and the Sellers’ Representative have entered into an Amendment to the Luum Purchase Agreement (the “Amendment”) for HealthEquity to make a payment of $6 million to the Luum Sellers in full and final satisfaction of HealthEquity’s obligations to make payment of the Earn-Out Amount.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is filed as Exhibit 2.1 and incorporated herein by reference, and the full text of the Luum Purchase Agreement, which was filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2021.

Item 2.01	Completion of Acquisition or Disposition of Assets

For purposes of this Item 2.01 and Item 7.01, capitalized terms used and not defined shall have the meanings set forth in the Viking Purchase Agreement.

On November 1, 2021, upon the completion of the transactions contemplated by the Viking Purchase Agreement (the “Closing”), Viking paid an aggregate purchase price of $455 million (the “Purchase Price”) as consideration for its acquisition (the “Acquisition”) of, among other things, MII Life’s and Aware’s (through its wholly owned subsidiary SamCo Services, LLC (“SamCo”)) business of establishing, administering and providing custodian and other related services to HSAs and other Accounts (each as defined in the Viking Purchase Agreement) (the “Spending Account Business”), excluding all cash balances and investment assets included in any voluntary employee beneficiary association account that is funding a health reimbursement arrangement (either Section 501(c)(9) trusts or Section 115 trusts), and all Contracts related exclusively thereto, which Viking will purchase upon the closing of that certain Asset Purchase Agreement, dated as of September 7, 2021, by and between HealthEquity, Viking and MII Life, which is anticipated to close on February 1, 2022. As a result of the Acquisition, Viking acquired the Spending Account Business through (a) the purchase from MII Life of certain assets and the assumption of certain liabilities related to the operation of the Spending Account Business, and (b) the acquisition from Aware of 100% of the issued and outstanding units of SamCo.

Concurrently with the Closing and the Acquisition, Viking and Stella Resources Co., Inc., a Delaware corporation and affiliate of MII Life (“Stella”), entered into a transition services agreement, pursuant to which Stella will provide to Viking certain transition, migration and separation services.

In addition, concurrently with the Closing and the Acquisition, Viking and MII Life entered into a VEBA administrative services agreement, pursuant to which Viking will provide, or cause to be provided, certain administrative, accounting and other services required of MII Life to perform reasonably consistent with past practice as designated representative or administrator of certain voluntary employee beneficiary association account contracts.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to (i) the other items of this Current Report on Form 8-K and (ii) the Viking Purchase Agreement, which is filed herewith as Exhibit 2.2 and is incorporated by reference herein.

Item 2.04	Triggering events that accelerate or increase a direct financial obligation or an obligation under an off-balance sheet arrangement.

The information set forth in Item 1.01 above is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On November 1, 2021, HealthEquity issued a press release announcing the completion of the Closing and the Acquisition, a copy of which is attached hereto as Exhibit 99.1.

The information in Exhibit 99.1 is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1	Amendment to Stock Purchase Agreement, dated as of October 31, 2021 between HealthEquity, Inc. and Evan McCordick as the Sellers’ Representative.*

2.2	Amended and Restated Asset and Unit Purchase Agreement, dated as of September 7, 2021, by and among Viking Acquisition Corp., HealthEquity, Inc., MII Life Insurance, Incorporated d/b/a Further and Aware Integrated, Inc. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of HealthEquity, Inc., filed on September 8, 2021)*

99.1	Press Release of HealthEquity, Inc., dated November 1, 2021

104	Cover Page Interactive Data File (formatted in Inline XBRL)

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. HealthEquity hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 1, 2021

	By:	/s/ Tyson Murdock
		Name:	Tyson Murdock
		Title:	Executive Vice President and Chief Financial Officer